FOR IMMEDIATE RELEASE

Contact:	Stephen Larkin, Douglas Elliman Inc. 917-902-2503
Emily Claffey/Catherine Livingston, FGS Global,
212-687-8080
J. Bryant Kirkland III, Douglas Elliman Inc.
305-579-8000

DOUGLAS ELLIMAN INC. REPORTS FOURTH QUARTER AND FULL YEAR 2023 FINANCIAL RESULTS

Fourth Quarter 2023 Highlights:
•Revenues of $214.1 million, compared to $207.3 million in the prior year quarter
◦Douglas Elliman’s real estate brokerage segment’s gross transaction value was approximately $7.9 billion, compared to approximately $7.5 billion in the prior year quarter
◦Douglas Elliman’s real estate brokerage segment reported an average price per transaction of $1.58 million
•Operating loss of $23.6 million and real estate brokerage segment operating loss of $16.4 million, compared to an operating loss of $21.9 million and $15.6 million, respectively, in the prior year quarter
•Net loss attributed to Douglas Elliman of $14.8 million, or $0.18 per diluted common share, compared to net loss of $18.4 million, or $0.23 per diluted common share, in the prior year quarter
•Adjusted EBITDA attributed to Douglas Elliman of a loss of $17.5 million, compared to a loss of $17.1 million in the prior year quarter
•Adjusted EBITDA attributed to Douglas Elliman’s real estate brokerage segment of a loss of $12.5 million, compared to a loss of $12.6 million in the prior year quarter
Full Year 2023 Highlights:
•Revenues of $955.6 million, compared to $1.15 billion in the prior year
◦Douglas Elliman’s real estate brokerage segment’s gross transaction value was approximately $34.4 billion, compared to approximately $42.9 billion in the prior year
◦Douglas Elliman’s real estate brokerage segment reported an average price per transaction of $1.59 million

•Operating loss of $64.5 million and real estate brokerage segment operating loss of $36.8 million, compared to an operating loss of $4.5 million and real estate brokerage segment operating income of $22.0 million, respectively, in the prior year
•Net loss attributed to Douglas Elliman of $42.6 million, or $0.52 per diluted common share, compared to $5.6 million, or $0.08 per diluted common share, in the prior year
•Adjusted EBITDA attributed to Douglas Elliman of a loss of $40.7 million, compared to income of $15.0 million in the prior year
•Adjusted EBITDA attributed to Douglas Elliman’s real estate brokerage segment of a loss of $21.5 million, compared to income of $34.5 million in the prior year
MIAMI, FL, February 29, 2024 - Douglas Elliman Inc. (NYSE:DOUG) today announced financial results for the three months and year ended December 31, 2023.
“In the fourth quarter of 2023, Douglas Elliman delivered its first year-over-year increase in quarterly revenues since the first quarter of 2022, which reflects the strength of the luxury markets we operate in and the gradual stabilization of home purchasing activity,” said Howard M. Lorber, Chairman and Chief Executive Officer of Douglas Elliman. “As the interest rate environment continues to improve, Douglas Elliman is well-positioned to drive long-term growth and value for stockholders due to the distinct competitive advantages provided by our dedicated team of world-class agents and leading development marketing business.”
GAAP Financial Results
Three months ended December 31, 2023. Fourth quarter 2023 revenues were $214.1 million, compared to revenues of $207.3 million in the fourth quarter of 2022. The Company recorded an operating loss of $23.6 million in the fourth quarter of 2023, compared to a loss of $21.9 million in the fourth quarter of 2022. Net loss attributed to Douglas Elliman for the fourth quarter of 2023 was $14.8 million, or $0.18 per diluted common share, compared to a loss of $18.4 million, or $0.23 per diluted common share, in the fourth quarter of 2022.
Year ended December 31, 2023. For the year ended December 31, 2023, revenues were $955.6 million, compared to revenues of $1.15 billion for the year ended December 31, 2022. The Company recorded an operating loss of $64.5 million for the year ended December 31, 2023, compared to an operating loss of $4.5 million for the year ended December 31, 2022. Net loss attributed to Douglas Elliman for the year ended December 31, 2023 was $42.6 million, or $0.52 per diluted common share, compared to a loss of $5.6 million, or $0.08 per diluted common share, for the year ended December 31, 2022.
Non-GAAP Financial Measures
Non-GAAP financial measures include adjustments for stock-based compensation, equity in losses from equity method investments, restructuring, and other, net (for purposes of Adjusted EBITDA). Reconciliations of non-GAAP financial measures to the comparable GAAP financial results for the three months and full years ended December 31, 2023 and 2022 are included in Tables 2, 3 and 4.
Three months ended December 31, 2023 compared to the three months ended December 31, 2022
Adjusted EBITDA attributed to Douglas Elliman (as described in Table 2 attached hereto) were a loss of $17.5 million for the fourth quarter of 2023, compared to a loss of $17.1 million for the fourth quarter of 2022.
Adjusted EBITDA attributed to Douglas Elliman’s real estate brokerage segment (as described in Table 2 attached hereto) were a loss of $12.5 million for the fourth quarter of 2023, compared to a loss of $12.6 million for the fourth quarter of 2022.
Adjusted Net Loss attributed to Douglas Elliman (as described in Table 3 attached hereto) was $14.5 million, or $0.18 per diluted share, for the fourth quarter of 2023, compared to a loss of $18.4 million, or $0.23 per diluted share, for the fourth quarter of 2022.
Year ended December 31, 2023 compared to the year ended December 31, 2022
Adjusted EBITDA attributed to Douglas Elliman (as described in Table 2 attached hereto) were a loss of $40.7 million for the year ended December 31, 2023, compared to income of $15.0 million for the year ended December 31, 2022.
Adjusted EBITDA attributed to Douglas Elliman’s real estate brokerage segment (as described in Table 2 attached hereto) were a loss of $21.5 million for the year ended December 31, 2023, compared to income of $34.5 million for the year ended December 31, 2022.

Adjusted Net Loss attributed to Douglas Elliman (as described in Table 3 attached hereto) was $40.9 million, or $0.50 per diluted share, for the year ended December 31, 2023, compared to a loss of $6.2 million, or $0.08 per diluted share, for the year ended December 31, 2022.
Gross Transaction Value
For the three months ended December 31, 2023, Douglas Elliman’s subsidiary, Douglas Elliman Realty, LLC, achieved gross transaction value of approximately $7.9 billion, compared to approximately $7.5 billion for the three months ended December 31, 2022. For the three months ended December 31, 2023, Douglas Elliman’s real estate brokerage segment reported an average price per transaction of $1.58 million.
For the year ended December 31, 2023, Douglas Elliman Realty, LLC achieved gross transaction value of approximately $34.4 billion, compared to approximately $42.9 billion for the year ended December 31, 2022. For the year ended December 31, 2023, Douglas Elliman’s real estate brokerage segment reported an average price per transaction of $1.59 million.
Consolidated Balance Sheet
Douglas Elliman maintained a strong balance sheet with cash and cash equivalents of $119.8 million at December 31, 2023.
Conference Call to Discuss Fourth Quarter and Full Year 2023 Results
As previously announced, the Company will host a conference call and webcast to discuss its fourth quarter and full year 2023 results on Friday, March 1, 2024 at 8:00 a.m. (ET).
Investors may access the call via live webcast at https://join.eventcastplus.com/eventcastplus/Douglas-Elliman-Inc-Fourth-Quarter-and-Full-Year-2023-Conference-Call. Please join the webcast at least 10 minutes prior to the start time.
A replay of the webcast will be available shortly after the call ends on March 1, 2024 through June 1, 2024 at https://investors.elliman.com/events-and-presentations/default.aspx.
Non-GAAP Financial Measures
Adjusted EBITDA attributed to Douglas Elliman and Adjusted Net (Loss) Income attributed to Douglas Elliman (referred to as the “Non-GAAP Financial Measures”) are financial measures not prepared in accordance with generally accepted accounting principles (“GAAP”). The Company believes that the Non-GAAP Financial Measures are important measures that supplement discussion and analysis of its results of operations and enhance an understanding of its operating performance.
The Company believes the Non-GAAP Financial Measures provide investors and analysts with a useful measure of operating results unaffected by differences in capital structures and ages of related assets among otherwise comparable companies.
Management uses the Non-GAAP Financial Measures as measures to review and assess operating performance of the Company’s business, and management does and investors should review both the overall performance (GAAP net income) and the operating performance (the Non-GAAP Financial Measures) of the Company’s business. While management considers the Non-GAAP Financial Measures to be important, they should be considered in addition to, but not as substitutes for or superior to, other measures of financial performance prepared in accordance with GAAP, such as operating income, net income and cash flows from operations. In addition, the Non-GAAP Financial Measures are susceptible to varying calculations and the Company’s measurement of the Non-GAAP Financial Measures may not be comparable to those of other companies. Attached hereto as Tables 2, 3 and 4 is information relating to the Company’s Non-GAAP Financial Measures for the three months and full years ended December 31, 2023 and 2022.
About Douglas Elliman Inc.
Douglas Elliman Inc. (NYSE: DOUG, “Douglas Elliman”) owns Douglas Elliman Realty, LLC, which is one of the largest residential brokerage companies in the United States with operations in New York, Florida, California, Texas, Colorado, Nevada, Massachusetts, Connecticut, Maryland, Virginia, and Washington, D.C. In addition, Douglas Elliman sources, uses and invests in early-stage, disruptive property technology (“PropTech”) solutions and companies and provides other real estate services, including development marketing, property management and settlement and escrow services in select markets. Additional information concerning Douglas Elliman is available on its website, investors.elliman.com.
Investors and others should note that we may post information about Douglas Elliman on our website at investors.elliman.com or, if applicable, on our accounts on Facebook, Instagram, LinkedIn, TikTok, Twitter, YouTube or other social media platforms. It is possible that the postings or releases could include information deemed to be material information. Therefore, we encourage investors, the media and others interested in Douglas Elliman to review the information we post on our website at investors.elliman.com and on our social media accounts.

Forward-Looking and Cautionary Statements
This press release includes forward-looking statements within the meaning of the federal securities law. All statements other than statements of historical or current facts made in this document are forward-looking. We identify forward-looking statements in this document by using words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may be,” “continue” “could,” “potential,” “objective,” “plan,” “seek,” “predict,” “project” and “will be” and similar words or phrases or their negatives. Forward-looking statements reflect our current expectations and are inherently uncertain. Actual results could differ materially for a variety of reasons.
Risks and uncertainties that could cause our actual results to differ significantly from our current expectations are described in our Annual Report on Form 10-K for the year ended December 31, 2022 and, when filed, our Annual Report on Form 10-K for the year ended December 31, 2023. We undertake no responsibility to publicly update or revise any forward-looking statement, except as required by applicable law.

[Financial Tables Follow]

TABLE 1
DOUGLAS ELLIMAN INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022
Revenues:
Commissions and other brokerage income	$202,289	$195,968	$906,069	$1,099,885
Property management	8,693	8,236	35,542	36,022
Other ancillary services	3,154	3,126	13,967	17,270
Total revenues	214,136	207,330	955,578	1,153,177

Expenses:
Real estate agent commissions	159,413	150,363	706,162	836,803
Sales and marketing	19,500	21,618	83,670	85,763
Operations and support	17,267	17,074	70,605	72,946
General and administrative	33,076	32,194	125,447	131,421
Technology	6,011	5,964	23,788	22,773
Depreciation and amortization	1,995	1,979	8,026	8,012
Restructuring	445	—	2,377	—
Operating loss	(23,571)	(21,862)	(64,497)	(4,541)

Other income (expenses):
Interest income, net	1,553	1,215	5,813	1,779
Equity in losses from equity-method investments	(25)	(86)	(168)	(563)
Investment and other income	524	403	633	3,429
(Loss) income before provision for income taxes	(21,519)	(20,330)	(58,219)	104
Income tax (benefit) expense	(6,501)	(1,670)	(15,053)	6,503

Net loss	(15,018)	(18,660)	(43,166)	(6,399)

Net loss attributed to non-controlling interest	175	245	614	777

Net loss attributed to Douglas Elliman Inc.	$(14,843)	$(18,415)	$(42,552)	$(5,622)

Per basic common share:

Net loss applicable to common shares attributed to Douglas Elliman Inc.	$(0.18)	$(0.23)	$(0.52)	$(0.08)

Per diluted common share:

Net loss applicable to common shares attributed to Douglas Elliman Inc.	$(0.18)	$(0.23)	$(0.52)	$(0.08)

TABLE 2
DOUGLAS ELLIMAN INC. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022

Net loss attributed to Douglas Elliman Inc.	$(14,843)	$(18,415)	$(42,552)	$(5,622)
Interest income, net	(1,553)	(1,215)	(5,813)	(1,779)
Income tax (benefit) expense	(6,501)	(1,670)	(15,053)	6,503
Net loss attributed to non-controlling interest	(175)	(245)	(614)	(777)
Depreciation and amortization	1,995	1,979	8,026	8,012
EBITDA	$(21,077)	$(19,566)	$(56,006)	$6,337

Equity in losses from equity-method investments (a)	25	86	168	563
Stock-based compensation expense (b)	3,409	2,662	13,075	11,138
Restructuring	445	—	2,377	—
Other, net	(524)	(403)	(633)	(3,429)
Adjusted EBITDA	(17,722)	(17,221)	(41,019)	14,609
Adjusted EBITDA attributed to non-controlling interest	263	119	326	342
Adjusted EBITDA attributed to Douglas Elliman Inc.	$(17,459)	$(17,102)	$(40,693)	$14,951

Operating (loss) income by Segment:
Real estate brokerage	$(16,420)	$(15,626)	$(36,769)	$21,993
Corporate and other	(7,151)	(6,236)	(27,728)	(26,534)
Total	$(23,571)	$(21,862)	$(64,497)	$(4,541)

Real estate brokerage segment
Operating (loss) income	$(16,420)	$(15,626)	$(36,769)	$21,993
Depreciation and amortization	1,995	1,979	8,026	8,012
Stock-based compensation	1,184	917	4,539	4,195
Restructuring	445	—	2,377	—
Adjusted EBITDA	(12,796)	(12,730)	(21,827)	34,200
Adjusted EBITDA attributed to non-controlling interest	263	119	326	342
Adjusted EBITDA attributed to Douglas Elliman Inc.	$(12,533)	$(12,611)	$(21,501)	$34,542

Corporate and other segment
Operating loss	$(7,151)	$(6,236)	$(27,728)	$(26,534)
Stock-based compensation	2,225	1,745	8,536	6,943
Adjusted EBITDA attributed to Douglas Elliman Inc.	$(4,926)	$(4,491)	$(19,192)	$(19,591)

a.Represents equity in losses recognized from the Company’s investments in equity method investments that are accounted for under the equity method and are not consolidated in the Company’s financial results.
b.Represents amortization of stock-based compensation. $1,184, $917, $4,539, and $4,195 are attributable to the Real estate brokerage segment for the three months and full years ended December 31, 2023, and 2022, respectively. $2,225, $1,745, $8,536, and $6,943 are attributable to the Corporate and other segment for the three months and full years ended December 31, 2023 and 2022, respectively.

TABLE 3
DOUGLAS ELLIMAN INC. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED NET LOSS
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022

Net loss attributed to Douglas Elliman Inc.	$(14,843)	$(18,415)	$(42,552)	$(5,622)

Restructuring	445	—	2,377	—
Income related to Tax Disaffiliation indemnification	—	(8)	—	(589)
Total adjustments	445	(8)	2,377	(589)

Tax expense related to adjustments	(89)	—	(678)	—
Adjusted net loss attributed to Douglas Elliman Inc.	$(14,487)	$(18,423)	$(40,853)	$(6,211)

Per diluted common share:

Adjusted net loss applicable to common shares attributed to Douglas Elliman Inc.	$(0.18)	$(0.23)	$(0.50)	$(0.08)

TABLE 4
DOUGLAS ELLIMAN INC. AND SUBSIDIARIES
RECONCILIATION OF REVENUES
(Unaudited)
(Dollars in Thousands, Except for Gross Transaction Value)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022
Revenues:
Commissions and other brokerage income	$202,289	$195,968	$906,069	$1,099,885
Property management	8,693	8,236	35,542	36,022
Other ancillary services	3,154	3,126	13,967	17,270
Total revenues	$214,136	$207,330	$955,578	$1,153,177

Gross transaction value (in billions)	$7.9	$7.5	$34.4	$42.9
Total transactions	5,022	4,776	21,606	26,573